Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jason Kin Hoi Fang, co-Chief Executive Officer of AsiaStrategy (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.	the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: April 30, 2026

By:	/s/ Jason Kin Hoi Fang
Name:	Jason Kin Hoi Fang
Title:	Co-Chief Executive Officer

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ngai Kwan, co-Chief Executive Officer of AsiaStrategy (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.	the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated: April 30, 2026

By:	/s/ Ngai Kwan
Name:	Ngai Kwan
Title:	Co-Chief Executive Officer